UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 5

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 10, 2025 (November 22, 2024)
Spruce Power Holding Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-38971	83-4109918
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 S Colorado Blvd, Suite 2-825, Denver, Colorado	80222
(Address of principal executive offices)	(Zip Code)
(866) 777-8235
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SPRU	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On November 26, 2024, Spruce Power Holding Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report that Spruce Power 5, LLC (“SP5”), a wholly-owned subsidiary of the Company, entered into an Asset Purchase Agreement (the “APA”) to acquire a residential solar portfolio consisting of approximately 9,800 solar energy systems (the “Acquired Assets”) from NJR Clean Energy Ventures II Corporation (“CEV”), a subsidiary of New Jersey Resources Corporation (“NJR”), pursuant to the APA by and between CEV and SP5, dated as of November 22, 2024.

The Original Form 8-K was subsequently amended by:

(1) Amendment No. 1 to Current Report on Form 8-K/A (“Amendment No. 1”), which was filed on February 4, 2025, to report the completion of an additional acquisition of 41 solar energy systems from CEV, pursuant to the APA;

(2) Amendment No. 2 to Current Report on Form 8-K/A (“Amendment No. 2”), which was filed on February 10, 2025, to include the financial statements required to be filed under Item 9.01(a) of the Original Form 8-K and the pro forma financial information required to be filed under Item 9.01(b) of the Original Form 8-K; and

(3) Amendment No. 3 to Current Report on Form 8-K/A (“Amendment No. 3”), which was filed on March 5, 2025, to report the completion of an additional acquisition of 42 solar energy systems from CEV, pursuant to the APA.

(4) Amendment No. 4 to Current Report on Form 8-K/A (“Amendment No. 4”), which was filed on April 30, 2025, to report the completion of an additional acquisition of 66 solar energy systems from CEV, pursuant to the APA.
This Amendment No. 5 to Current Report on Form 8-K/A (“Amendment No. 5”) amends the Original Form 8-K solely to report the completion of an additional acquisition of solar energy systems from CEV pursuant to the APA. Except with respect to reporting the herein described completion of the additional acquisition of solar energy systems by the Company pursuant to the APA, this Amendment No. 5 does not otherwise modify or update the Original Form 8-K, Amendment No. 1, Amendment No. 2, Amendment No. 3, or Amendment No. 4. This Amendment No. 5 should be read in conjunction with the Original Form 8-K, Amendment No. 1, Amendment No. 2, Amendment No. 3, and Amendment No. 4.
Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 10, 2025, the Company acquired 25 additional solar energy systems from CEV, pursuant to the APA, for approximately $0.7 million in cash, subject to the terms and conditions set forth therein.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRUCE POWER HOLDING CORPORATION

Date: June 13, 2025	By:	/s/ Jonathan M. Norling
	Name:	Jonathan M. Norling
	Title:	Chief Legal Officer
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